Supplement dated August 10, 2020
to the Statement of Additional Information (the “SAI”) as supplemented, dated May 1, 2020, for the following Fund:
Fund
Wanger Advisors Trust
Wanger International
Effective immediately, the information in the section "Investment Advisory and Other Services - The Investment Manager and Investment Advisory Services" is hereby revised as follows:
1. The information under the heading "Portfolio Managers of the Investment Manager" is revised to reflect that James Chapman and Zoe Tan are each a Portfolio Manager of Wanger International.
2. The information under the heading "Performance Benchmarks" is revised to include the following information:
Portfolio Manager	Performance Benchmarks
James Chapman (Wanger International)	MSCI ACWI ex USA Small Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA Small Cap Index (Net) (secondary benchmark)
Zoe Tan (Wanger International)	MSCI ACWI ex USA Small Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA Small Cap Index (Net) (secondary benchmark)
3. The information under the heading "Other Accounts Managed by the Portfolio Managers as of December 31, 2019" is revised to include the following information:
	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
James Chapman	—	—	—	—	6	$2,059,800
Zoe Tan	—	—	—	—	5	$304,212
4. The information under the heading "Portfolio Manager Ownership of the Funds as of December 31, 2019" is revised to reflect that, as of June 30, 2020, the dollar range of equity securities in the Funds beneficially owned by each of James Chapman and Zoe Tan was zero.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6520-14 (8/20)